EXHIBIT 99.1

                                        Joseph J. Jiminez, C.P.A.
                                        515 Ogden Avenue LL
                                        Downers Grove, Illinois 60515

Office: (630) 953-1401

May 25, 2001

Mr. John F. LaMonica
Chief Executive Officer
Trans-Global Holdings, Inc.
1719 S. Mannheim Road
Des Plaines, Illinois  60018

Dear Mr. LaMonica:

This is to confirm that the client-auditor relationship between Trans-Global Holdings, Inc. (Commission File Number 000-28825), and Joseph J. Jiminez, C.P.A. has ceased.

Sincerely,



/s/ Joseph J. Jiminez, C.P.A.

cc: Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 11-3
450 Fifth Street, N.W.
Washington, DC 20549